                                  DODGE & COX
======================================--========================================
                                   Stock Fund


PROSPECTUS
April 29, 1997

Dodge & Cox Stock Fund
--------------------------------------------------------------------------------

The Dodge & Cox Stock Fund (the "Fund") is a no-load mutual fund with the primary objective of providing shareholders with an opportunity for long-term growth of principal and income. A secondary objective is to achieve a reasonable current income. The Fund seeks to achieve these objectives by investing primarily in a broadly diversified and carefully selected portfolio of common stocks. There can be no assurance that the Fund will achieve these objectives.

Shares of the Fund are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 plan distribution charges.

This prospectus sets forth concisely the information you should know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund, dated April 29, 1997, which is incorporated by reference in this prospectus, has been filed with the Securities and Exchange Commission (the "SEC"). To obtain a free copy, call 1-800-621-3979.


--------------------------------------------------------------------------------
Table of Contents


Introduction ...........................................................   1
Expense Information ....................................................   1
Financial Highlights ...................................................   2
Investment Objectives and Policies .....................................   2
Investment Restrictions ................................................   3
Investment Risks .......................................................   4
Additional Information on Investments ..................................   4
Income Dividends and Capital Gain Distributions ........................   5
How to Purchase Shares .................................................   5
How to Redeem Shares ...................................................   7
Exchanging Shares ......................................................   9
Telephone Transactions .................................................   9
Transfer of Shares .....................................................   9
Pricing of Shares ......................................................  10
Shareholder Services ...................................................  10
Performance Information ................................................  10
Fund Organization and Management .......................................  11
Portfolio Transactions .................................................  12
Expenses ...............................................................  12
Federal Income Taxes ...................................................  12
Custodian and Transfer Agent ...........................................  13
Reports to Shareholders ................................................  13
Shareholder Inquiries ..................................................  13


--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


======================================--========================================

                                  DODGE & COX
======================================--========================================
                                   Stock Fund


Introduction
--------------------------------------------------------------------------------

The Fund is an open-end diversified investment company which continuously offers its shares to the public. A unique feature of the Fund and other "no-load" funds is that shares are sold without sales charge, while many other investment companies sell their shares with a varying sales charge. Shares may be redeemed at net asset value without any charge.

The Fund enables you to obtain the benefits of experienced and continuous investment supervision of your assets devoted to equity investment. Shares of the Fund provide investors with a broadly diversified and carefully selected portfolio of common stocks. The Fund is designed to fit the needs of individuals, trustees, guardians, retirement plans, institutions and others who have funds available for long-term investment in equities.

By investing in the Fund, you avoid the time-consuming details involved in buying and selling individual securities. The Fund also reduces your record keeping for tax purposes and simplifies the collection of investment income and the safekeeping of individual securities.

The Fund's investment manager, Dodge & Cox, was founded in 1930 and managed over $25 billion for individual and institutional investors in mutual fund and private accounts as of December 31, 1996.


Expense Information
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
  Sales Load Imposed on Purchases  ....................................... None
  Sales Load Imposed on Reinvested Distributions  ........................ None
  Deferred Sales Load .................................................... None
  Redemption Fees ........................................................ None
  Exchange Fees .......................................................... None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
  Management Fees ........................................................ .50%
  12b-1 Fees ............................................................. None
  Other Expenses (accounting, transfer agent, custodial, legal, etc.) .... .09%
                                                                           ----
  Total Fund Operating Expenses .......................................... .59%

EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Time period                    1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------
Expenses                         $6          $19           $33           $74

This example should not be considered a representation of past or future expenses.
Actual expenses may be greater or less than those shown.

The purpose of the above expense information is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Expense figures are based on amounts incurred during the year 1996 (See "Expenses"). Wire redemptions are subject to a $12 charge which is not reflected in the above example.


======================================--========================================

                                  DODGE & COX
======================================--========================================
                                   Stock Fund



Financial Highlights
--------------------------------------------------------------------------------

The following table provides information about the Fund's financial history. It is based on a single share outstanding throughout each year. The table is part of the Fund's financial statements which are included in the Fund's Annual Report and incorporated by reference into the Statement of Additional Information. This document is available to shareholders upon request. The financial statements in the Annual Report have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report covers the most recent five-year period.

                                                                           Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                         1996     1995     1994     1993     1992     1991      1990      1989     1988     1987
Net asset value, beginning of year....  $67.83   $53.94   $53.23   $48.37   $44.85   $38.79    $42.57   $35.26   $32.94   $31.66
Income from investment operations:
Net investment income.................    1.28     1.27     1.15     1.04     1.11     1.23      1.35     1.24     1.08      .99
Net realized and unrealized gain
(loss)................................   13.67    16.54     1.60     7.70     3.68     6.94     (3.50)    8.12     3.42     2.90
                                        ------   ------   ------   ------   ------   ------    ------   ------   ------   ------
Total income (loss) from investment
operations............................   14.95    17.81     2.75     8.74     4.79     8.17     (2.15)    9.36     4.50     3.89
                                        ------   ------   ------   ------   ------   ------    ------   ------   ------   ------

Distributions:
Dividends from net investment income..   (1.29)   (1.26)   (1.15)   (1.04)   (1.11)   (1.24)    (1.35)   (1.23)   (1.07)   (1.03)
Distributions from net realized gain
on investments........................   (1.68)   (2.66)    (.89)   (2.84)    (.16)    (.87)     (.28)    (.82)   (1.11)   (1.58)
                                        ------   ------   ------   ------   ------   ------    ------   ------   ------   ------
Total distributions...................   (2.97)   (3.92)   (2.04)   (3.88)   (1.27)   (2.11)    (1.63)   (2.05)   (2.18)   (2.61)
                                        ------   ------   ------   ------   ------   ------    ------   ------   ------   ------
Net asset value, end of year..........  $79.81   $67.83   $53.94   $53.23   $48.37   $44.85    $38.79   $42.57   $35.26   $32.94
                                        ======   ======   ======   ======   ======   ======    ======   ======   ======   ======

Total return..........................  22.26%   33.38%    5.16%   18.31%   10.82%   21.48%   (5.08)%   26.94%   13.76%   11.95%

Ratios/Supplemental Data:
Net assets, end of year (millions)....  $2,252   $1,228     $543     $436     $336     $281      $173     $125      $82      $67
Ratio of expenses to average
net assets............................    .59%     .60%     .61%     .62%     .64%     .64%      .65%     .65%     .69%     .65%
Ratio of net investment income to
average net assets....................   1.79%    2.07%    2.16%    1.95%    2.43%    2.87%     3.47%    3.12%    3.09%    2.68%
Portfolio turnover rate...............     10%      13%       7%      15%       7%       5%        7%       4%      10%      12%
Average commission rate paid*.........  $.0506

* Represents the average commission rate paid per share on securities transactions for which commissions were charged.
  Disclosure is required by the SEC beginning in 1996.


--------------------------------------------------------------------------------
Investment Objectives and Policies

The primary objective of the Fund is to provide shareholders with an opportunity for long-term growth of principal and income. A secondary objective is to achieve a reasonable current income. However, investors should recognize that the market risks inherent in investment cannot be avoided, nor is there any assurance that the investment objectives of the Fund will be achieved.


======================================--========================================

                                  DODGE & COX
======================================--========================================
                                   Stock Fund


The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of common stocks. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks. The Fund may also purchase other types of securities, for example, preferred stocks and debt securities which are convertible into common stock (or which in the opinion of Dodge & Cox have predominantly common stock investment characteristics). The Fund may also invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers traded in the U.S. (such as American Depositary Receipts or ADRs). Further information about specific investments is provided under "Additional Information on Investments".

Moderate reserves in cash or short-term fixed income securities may be held from time to time as Dodge & Cox may deem advisable. Nevertheless, the long-term emphasis shall be the maintaining of a fully invested equity fund.

The Fund's policies as described above may be changed without shareholder approval; however, these policies will not be changed without notice to shareholders. The following policies may not be changed without shareholder approval:

   Common stocks selected for the Fund will be predominantly those which in the view of the Dodge & Cox have a favorable outlook for long-term growth of principal and income. Prospective earnings and dividends are major considerations in these stock selections. Individual securities are selected with an emphasis on financial strength and a sound economic background.

In an attempt to minimize unforeseen risks in single securities, the Fund seeks to provide adequate investment diversification. Although there is no restriction on the number of changes in security holdings, purchases are made with a view to long-term holding and not for short-term trading purposes. (The Fund's portfolio turnover rates for the fiscal years ended December 31, 1996, 1995 and 1994 were 10%, 13% and 7%, respectively.) However, during rapidly changing economic, market and political conditions, there may necessarily be more portfolio changes than in a more stable period. It is the general practice of the Fund to invest in securities with ready markets, mainly issues listed on national securities exchanges.


--------------------------------------------------------------------------------
Investment Restrictions

The Fund has adopted certain restrictions designed to achieve diversification of investment and to reduce investment risk. The Fund may not: (a) Invest more than 5% of the value of its total assets in the securities of any one issuer except the U.S. Government, nor acquire more than 10% of the voting securities of any one issuer; (b) Concentrate investments of more than 25% of the value of its total assets in any one industry; (c) Borrow money except as a temporary measure for extraordinary or emergency purposes; (d) Make loans to other persons except this shall not exclude the purchase of publicly issued debt securities of a type purchased by institutional investors. The investment restrictions described in this paragraph and in the Statement of Additional Information may be changed only with the approval of the Fund's shareholders.


======================================--========================================

                                  DODGE & COX
======================================--========================================
                                   Stock Fund


--------------------------------------------------------------------------------
Investment Risks

You should understand that all investments involve risks, and there can be no guarantee against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objectives will be attained. There are further risk factors described elsewhere in this prospectus and in the Statement of Additional Information.

Investments in common stock in general are subject to market risks that cause their prices to fluctuate over time, i.e., the possibility that stock prices will decline over short or even extended periods. The value of stocks may also be affected by changes in the financial condition of, and other events affecting, specific issuers. Fluctuations in the value of the securities in which the Fund invests will cause the Fund's share price to fluctuate. An investment in the Fund therefore may be more suitable for long-term investors who can bear the risk of short and long-term fluctuations in the Fund's share price.

Foreign securities involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; foreign taxes; and the risk that fluctuations in foreign exchange rates will decrease the investment's value (although favorable changes can increase its value).

The value of certain fixed income securities fluctuate with changes in interest rates, rising when interest rates fall and falling when interest rates rise.


--------------------------------------------------------------------------------
Additional Information on Investments

Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Convertible Securities. The Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with other features.

Foreign Securities. The Fund may invest in U.S. dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks.

======================================--========================================

                                  DODGE & COX
======================================--========================================
                                   Stock Fund


--------------------------------------------------------------------------------
Income Dividends and Capital Gain Distributions

Dividend and capital gain distributions are reinvested in additional Fund shares in your account unless you select another option on your Account Application Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

Distributions not reinvested are paid by check or transmitted to your bank account via electronic transfer using the Automated Clearing House (ACH) network. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your distribution check in your account at the Fund's then current net asset value per share (NAV) and to reinvest all subsequent distributions in shares of the Fund.

Income dividends

 . The Fund declares and pays dividends (if any) quarterly in March, June, September and December.

Capital gain distributions

 . A capital gain or loss is the difference between the purchase and sale price of a security.

 . If the Fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is usually declared and paid in March.

In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you during the previous year. This information will also be reported to the IRS.


--------------------------------------------------------------------------------
How to Purchase Shares

Minimum Initial Investment:        $2,500; $1,000 for IRA accounts
Subsequent Minimum Investment:     $100

By Mail: Please make your check payable to Dodge & Cox Stock Fund (otherwise it will be returned) and send your check together with the Account Application Form to the address below. The Fund does not accept third party checks (except for properly endorsed IRA Rollover checks).

   Regular Mail                  Mailgram, Express, Certified or Registered Mail
   Dodge & Cox Stock Fund        Dodge & Cox Stock Fund
   c/o Firstar Trust Company     c/o Firstar Trust Company
   P.O. Box 701                  615 East Michigan Street, Third Floor
   Milwaukee, WI 53201-0701      Milwaukee, WI 53202-5207


======================================--========================================

                                  DODGE & COX
======================================--========================================
                                   Stock Fund


By Wire: To purchase shares in the Fund by Federal wire transfer, you should request that your bank transmit funds to:

       Firstar Bank, ABA# 0750-00022
       For Credit to: Mutual Fund Services, Account #112-952-137
       For Further Credit: Dodge & Cox Stock Fund,
                           [shareholder account number], [name of account]

Prior to having the funds wired, you should call Firstar Trust Company at 1-800-621-3979 and advise the bank that the funds are being wired. Investors making initial investments by wire must promptly complete an Account Application Form and mail it to the Fund, c/o Firstar Trust Company, at either of the addresses listed above. No account services will be established until the completed application has been received by the Fund. IRA accounts cannot be opened by wire.

By Telephone: By using the Fund's telephone purchase option, you may make subsequent investments directly from your bank account. To establish the telephone purchase option for your account, complete the appropriate section on the Account Application Form. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. To make subsequent investments by telephone, call 1-800-621-3979. This option will become effective approximately 15 business days after the Account Application Form is received. The price you pay for your shares will be the next price the Fund computes after the Fund receives your investment from your bank, which is usually three business days after you authorize the transfer. If you want to make an investment the same day, you must invest by wire. You may not use telephone transactions for initial purchases of the Fund's shares. (See "Telephone Transactions.")

Additional Information about Purchases: All subscriptions are subject to acceptance by the Fund, and the price of the shares will be the NAV which is next computed after receipt by the Fund's transfer agent, or other authorized agent or sub-agent, of the subscription in the proper form (see "Pricing of Shares"). All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses (including a $20 fee) incurred by the Fund or transfer agent, and the Fund can redeem shares you own in this or another identically registered Dodge & Cox Fund account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. All subscriptions will be invested in full and fractional shares and you will receive a confirmation of all transactions. Purchases through the Automatic Investment Plan will be confirmed at least quarterly. Certificates (for full shares only) are not issued unless requested by you.

A Social Security or Taxpayer Identification Number must be supplied and certified on the Account Application Form before an account can be established. If you fail to furnish the Fund with your correct Social Security or Taxpayer Identification Number, the Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends, capital gain distributions and redemptions.


======================================--========================================

                                  DODGE & COX
======================================--========================================
                                   Stock Fund


The purchase or redemption of shares through broker-dealers or other financial institutions may be subject to a service fee by those entities. The Fund and its agents reserve the right to accept initial purchases by telephone; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud) upon notice to the shareholder within five business days of the trade; to freeze any account and temporarily suspend services on the account when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.


--------------------------------------------------------------------------------
How to Redeem Shares

By Mail: Your written instructions to redeem shares should be sent to the appropriate address below:

  Regular Mail                   Mailgram, Express, Certified or Registered Mail
  Dodge & Cox Stock Fund         Dodge & Cox Stock Fund
  c/o Firstar Trust Company      c/o Firstar Trust Company
  P.O. Box 701                   615 East Michigan Street, Third Floor
  Milwaukee, WI 53201-0701       Milwaukee, WI 53202-5207

The request must specify your name, account number, and dollar amount or number of shares redeemed, and be properly signed. The Fund requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see "Signature Guarantees" below).

By Telephone: Telephone redemption requests can be initiated by calling Firstar Trust Company at 1-800-621-3979. (See "Telephone Transactions.") Telephone redemption requests for IRA accounts will not be accepted.

Redemption payments may be made by check, wire or ACH:

By Check: Checks will be made payable to you and will be sent to your address of record. If the proceeds of the redemption are requested to be sent to other than the address of record or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature(s) guaranteed.

By Wire: The Fund will wire redemption proceeds only to the bank account designated on the initial Account Application Form or in written instructions -- with signature guarantee -- received in advance of the redemption order. Wire redemption requests are subject to a $12 charge, which is subject to change without notice.

By ACH: Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application Form. If money is moved by ACH transfer, you will not be charged by the Fund for these services. There is a $100 minimum per ACH transfer.

======================================--========================================

                                  DODGE & COX
======================================--========================================
                                   Stock Fund


Signature Guarantees: You may need to have your signature guaranteed in certain situations, such as:

 . Written requests to wire redemption proceeds (if not previously authorized on the Account Application Form).

 . Sending redemption proceeds to any person, address, or bank account not on record.

 . Transferring redemption proceeds to a Dodge & Cox account with a different registration (name/ownership) from yours.

 . Establishing certain services after the account is opened.

You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to the Fund. The Fund cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Redemptions-in-Kind: The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

IRA Accounts: Redemption requests for IRA accounts must be in writing and must include instructions regarding Federal income tax withholding. Unless you have elected otherwise, your redemptions will be subject to income tax withholding.

Additional Information about Redemptions: Under certain circumstances, the Fund's transfer agent may require additional documents, including stock powers with signatures guaranteed, trust instruments, death certificates, appointments as executor and certificates of corporate authority. If certificates have been issued for any of the shares to be redeemed, such certificates must be endorsed with signatures guaranteed and delivered to the Fund's transfer agent. For any questions regarding documentation or signature requirements for trusts, estates, corporations, etc., please call Firstar Trust Company (1-800-621-3979).

The redemption price will be the NAV which is next computed after receipt of a redemption request in good order (see "Pricing of Shares") by Firstar Trust Company or other authorized agent or sub-agent. The redemption price may be more or less than your cost, depending upon the market value of the Fund's investments at the time of redemption. Redemption payments are made as soon as practicable, generally within two business days, but no later than the seventh day after the effective date for redemption, or within such shorter period as may legally be required. If shares are redeemed within two weeks of purchase, the Fund may delay payment of the redemption proceeds until your purchase check has cleared, which may take up to 15 days. There is no such delay when shares being redeemed were purchased by wiring Federal Funds.


======================================--========================================

                                  DODGE & COX
=======================================--=======================================
                                   Stock Fund


The Fund may suspend your redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the SEC. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your redemption proceeds in your account at the then current NAV.


--------------------------------------------------------------------------------
Exchanging Shares

You may exchange your shares for shares of another Dodge & Cox Fund, provided that the registration and Taxpayer Identification Number of both accounts are identical. An exchange may be initiated by contacting the Fund's transfer agent in writing or by telephone. (See "Telephone Transactions") An exchange is treated as a redemption and a purchase; and, therefore, you may realize a taxable gain or loss. You should obtain and read a current prospectus of the fund into which the exchange is being made.

There is a $1,000 minimum for all exchanges. If a new account is being opened by exchange, the minimum investment requirements must be met. After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA account) in order to remain open. The Fund reserves the right to terminate or materially modify the exchange privilege upon 60 days advance notice to shareholders.


--------------------------------------------------------------------------------
Telephone Transactions

By using telephone purchase, redemption and/or exchange options, you agree to hold the Fund, Dodge & Cox (any of its affiliated mutual funds), Firstar Trust Company, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to decline these options in the Account Application Form or by writing Firstar Trust Company. (You may also reinstate them at any time by writing Firstar Trust Company.) If the Fund does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the Fund may be liable for losses due to unauthorized or fraudulent instructions. If you are unable to reach the Fund by telephone because of technical difficulties, market conditions, or a natural disaster, purchase, redemption and exchange requests should be made by regular or express mail. If your account has multiple owners, the Fund may rely on the instructions of any one account owner. You should note that purchase and sales orders will not be canceled or modified once received in good order.

Purchases and sales should be made for long-term investment purposes only. Because excessive trading may be disadvantageous to the Fund, the Fund reserves the right to limit purchase and sale transactions, including exchanges, when a pattern of frequent trading appears evident.


--------------------------------------------------------------------------------
Transfer of Shares

Changes in account registrations -- such as changing the name(s) on your account, or transferring shares to another person or legal entity -- must be submitted in writing and require a signature guarantee. Please call Firstar Trust Company (1-800-621-3979) for full instructions.


=======================================--=======================================

                                  DODGE & COX
=======================================--=======================================
                                   Stock Fund


--------------------------------------------------------------------------------
Pricing of Shares

The share price (also called "net asset value per share" or "NAV") for the Fund is calculated at 4:00 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

If the Fund, or its authorized agent or subagent receives your request in good order by 4 p.m. ET, your transaction will be priced at that day's NAV. If your request is received after 4 p.m., it will be priced at the next business day's NAV.

The Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions.

The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


--------------------------------------------------------------------------------
Shareholder Services

The Fund offers you the following services: (Please call or write the Fund (1-800-621-3979) for applications and additional information.)

Automatic Investment Plan: You may make regular monthly or quarterly investments of $100 or more through automatic deductions from your bank account.

Systematic Withdrawal Plan: If you own $10,000 or more of the Fund's shares you may receive regular monthly or quarterly payments of $50 or more. Shares will automatically be redeemed at NAV to make the withdrawal payments.

Reinvestment Plan: You may direct that dividend and capital gains distributions be reinvested in additional Fund shares.

Individual Retirement Account (IRA): If you have earned income or are entitled to certain distributions from eligible retirement plans, you may make or authorize contributions to your own Individual Retirement Account. The Fund has an IRA Plan available for shareholders of the Fund.


--------------------------------------------------------------------------------
Performance Information

The Fund may include figures indicating its total return in advertisements or reports to shareholders or prospective investors. Quotations of the Fund's average annual total rate of return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a specified period, will reflect the deduction of a proportional share of Fund expenses (on an annual basis) and will assume that all dividends and capital gains distributions are reinvested when paid. Total return indicates the positive or negative rate of return that an investor would have earned from reinvested dividends and distributions and changes in net asset value per share during the period.


=======================================--=======================================

                                  DODGE & COX
=======================================--=======================================
                                   Stock Fund


Performance information for the Fund may be compared, in reports and promotional literature to: (i) the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, or various other unmanaged indices, and (ii) the performance of other mutual funds. Unmanaged indices may assume the reinvestment of income distributions, but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for the Fund reflects only the performance of hypothetical investments in the Fund during the particular time periods on which the calculations are based. Such information should not be considered as representative of the performance of the Fund in the future because, unlike some bank deposits or other investments which pay a fixed yield for a stated period of time for a fixed principal amount, the performance of the Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in the Fund's expenses and in the asset size of the Fund. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. For a description of the methods used to determine the Fund's total return, see "Performance Information" in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report which may be obtained without charge from the Fund.


--------------------------------------------------------------------------------
Fund Organization and Management

Fund Organization and Voting Rights. The Fund, organized as a California corporation in 1964, is registered as an open-end, diversified management investment company under the Investment Company Act. The Fund's Board of Directors supervises Fund operations and performs duties required by applicable state and Federal law. All shares have the same rights as to voting, redemption, dividends, and in liquidation. Shares have cumulative voting rights for election of directors, which means that each share is entitled to as many votes as there are directors to be elected, all of which may be cast for one nominee or distributed as the shareholder sees fit. All shares issued are fully paid and non-assessable, are transferable, and are redeemable at net asset value upon demand of the shareholder. Shares have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings and will do so only when required by law or when specially called in accordance with the Fund's bylaws.

Investment Manager. Dodge & Cox, a California corporation, has served as investment manager to the Fund since inception. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. The Fund's investments are managed by Dodge & Cox's Investment Policy Committee, and no one person is primarily responsible for making investment recommendations to the Committee. Dodge & Cox is located at One Sansome Street, 35th Floor, San Francisco, California 94104.

Dodge & Cox's activities are devoted to investment research and the supervision of investment accounts for individuals and institutions. In addition, Dodge & Cox is investment manager to


=======================================--=======================================

                                  DODGE & COX
=======================================--=======================================
                                   Stock Fund


other registered mutual funds, the Dodge & Cox Balanced Fund since 1931 and the Dodge & Cox Income Fund since 1989. The Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund. However, the contract provides that Dodge & Cox shall waive its fee for any calendar year to the extent that such fee plus all other expenses of the Fund exceeds 0.75% of the average net asset value of the Fund. Under the contract provisions, no waiver of management fee was necessary in 1996.

Dodge & Cox has adopted a Code of Ethics that restricts personal investing practices by its employees. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Fund's portfolio obtain preclearance before executing certain personal trades. The Code of Ethics is designed to ensure that the interests of the Fund's shareholders come before the interests of the people who manage the Fund.


--------------------------------------------------------------------------------
Portfolio Transactions

Orders for the Fund's portfolio securities transactions are placed by Dodge
& Cox, which seeks to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have provided investment research, statistical, and other related services for the benefit of the Fund and/or of other funds and accounts over which Dodge & Cox exercises investment and brokerage discretion.


--------------------------------------------------------------------------------
Expenses

In addition to Dodge & Cox's fee, the Fund pays other direct expenses, including custodian, transfer agent, legal, accounting and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director fees and expenses. In 1996 the ratio of total operating expenses to average net assets of the Fund was 0.59%. Dodge & Cox furnishes personnel and other facilities necessary for the operation of the Fund for which it receives no additional compensation.


--------------------------------------------------------------------------------
Federal Income Taxes

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. A regulated investment company that distributes for the year all of its ordinary income and capital gains pays no tax on its ordinary income or capital gains. A regulated investment company that fails to distribute all of its ordinary income and capital gains must pay tax on the undistributed amounts at a maximum rate of 35%. If the company does not distribute at least 98% of its ordinary income and capital gains, it must pay an additional 4% excise tax on the amounts by which the 98% requirements exceed actual distributions.


=======================================--=======================================

                                  DODGE & COX
=======================================--=======================================
                                   Stock Fund


Distributions designated as long-term capital gains distributions are taxed to a shareholder as though they were long-term capital gains realized by the shareholder whether received in cash or shares of the Fund and regardless of the period of time shares of the Fund have been held. All taxable distributions, except for long-term capital gains distributions, are taxed to a shareholder as ordinary income dividends whether received in cash or shares of the Fund. All or part of the Fund's ordinary dividends will be eligible for the 70% deduction for dividends received by corporations. State taxation of distributions to shareholders varies from state to state. You should consult your own tax adviser about the Federal, state and local tax consequences of an investment in the Fund.


--------------------------------------------------------------------------------
Custodian and Transfer Agent

Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, (1-800-621-3979), acts as custodian of all cash and securities of the Fund and receives and disburses cash and securities for the account of the Fund. Firstar Trust Company also acts as transfer and dividend disbursing agent for the Fund.


--------------------------------------------------------------------------------
Reports to Shareholders

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio characteristics. To reduce Fund expenses, the Fund attempts to identify related shareholders within a household and send only one copy of a report. Call 1-800-621-3979 if you would like an additional free copy of the Fund's financial report.


--------------------------------------------------------------------------------
Shareholder Inquiries

For Fund literature and information, or if you have questions concerning your account, please call Firstar Trust Company (1-800-621-3979).


=======================================--=======================================

                                  DODGE & COX
=======================================--=======================================
                                   Stock Fund


                       THIS PAGE INTENTIONALLY LEFT BLANK



=======================================--=======================================

                                  DODGE & COX

                                   Stock Fund
               -------------------------------------------------

                   Officers and Directors

                   John A. Gunn, President and Director
                   President, Dodge & Cox

                   Harry R. Hagey, Vice President and Director
                   Chairman & CEO, Dodge & Cox

                   W. Timothy Ryan, Secretary-Treasurer
                   and Director
                   Senior Vice-President, Dodge & Cox

                   Katherine Herrick Drake, Assistant
                   Secretary-Treasurer and Director
                   Vice-President, Dodge & Cox

                   A. Horton Shapiro, Vice President
                   Senior Vice-President, Dodge & Cox

                   Thomas M. Mistele, Assistant Secretary-Treasurer General Counsel, Dodge & Cox

                   Max Gutierrez, Jr., Director
                   Partner, Brobeck, Phleger & Harrison, Attorneys

                   Frank H. Roberts, Director
                   Retired Partner, Pillsbury, Madison & Sutro, Attorneys

                   John B. Taylor, Director
                   Professor of Economics, Stanford University

                   Will C. Wood, Director
                   Principal, Kentwood Associates, Financial Advisers



                   INVESTMENT  MANAGER
                   Dodge & Cox
                   One Sansome Street,  35th Floor
                   San Francisco, California 94104
                   Telephone (415) 981-1710

                   CUSTODIAN & TRANSFER AGENT
                   Firstar Trust Company
                   P. O. Box 701
                   Milwaukee, Wisconsin 53201-0701
                   Telephone (800) 621-3979

                   DODGE & COX STOCK FUND
                   c/o Firstar Trust Company
                   P.O. Box 701
                   Milwaukee, Wisconsin 53201-0701
                   Telephone (800) 621-3979

               -------------------------------------------------
         [LOGO OF PRINTED ON RECYCLED PAPER APPEARS HERE]   4/97 SF PR



                                  DODGE & COX

               -------------------------------------------------

                                   Stock Fund

                                Established 1965

                -----------------------------------------------



                 ---------------------------------------------







                                   Prospectus
                                 April 29, 1997




                 ---------------------------------------------
                -----------------------------------------------
               -------------------------------------------------

                            DODGE & COX STOCK FUND

                           c/o Firstar Trust Company
                                 P.O. Box 701
                       Milwaukee, Wisconsin  53201-0701
                                (800) 621-3979


                      STATEMENT OF ADDITIONAL INFORMATION
                             Dated April 29, 1997



     This Statement of Additional Information is not the Fund's Prospectus, but provides additional information which should be read in conjunction with the Fund's Prospectus dated April 29, 1997. The Fund's Prospectus and most recent annual financial statements may be obtained from the Fund at no charge by writing or telephoning the Fund at the address or telephone number shown above.

                          ___________________________

                               TABLE OF CONTENTS

                                                        Page
                                                        ----

       Investment Objectives and Policies............      1

       Risk Factors..................................      2

       Investment Restrictions.......................      4

       Purchase, Redemption, and Pricing of Shares...      5

       Performance Information.......................      6

       Officers and Directors........................      7

       Investment Manager............................      9

       Portfolio Transactions........................      9

       Additional Tax Considerations.................     11

       Independent Accountants.......................     12

       Financial Statements..........................     12

                          ____________________________

INVESTMENT OBJECTIVES AND POLICIES
----------------------------------

     The primary objective of the Fund is to provide shareholders with an opportunity for long-term growth of principal and income. A secondary objective is to achieve a reasonable current income. However, it should be recognized that the market risks inherent in investment cannot be avoided, nor is there any assurance that the investment objectives of the Fund will be achieved.

     Under normal circumstances, the Fund will invest at least 65% of total assets in common stocks. The Fund may also purchase other types of securities, for example, preferred stocks and debt securities which are convertible into common stock (or which in the opinion of the Fund's investment manager, Dodge & Cox, have predominantly common stock investment characteristics). The Fund may invest up to 20% of its total assets in U.S. dollar denominated securities of foreign issuers (such as ADRs).

     Moderate reserves in cash or fixed-income securities may be held from time to time as Dodge & Cox may deem advisable. Nevertheless, the long-term emphasis shall be the maintaining of a fully invested equity fund.

     The Fund's policy as set forth above may be changed without shareholder approval; however, these policies will not be changed without notice to shareholders. The following policies may not be changed without shareholder approval (as defined below):

     Common stocks selected for the Fund will be predominantly those which in the view of Dodge & Cox have a favorable outlook for long-term growth of principal and income. Prospective earnings and dividends are major considerations in these stock selections. Individual securities are selected with an emphasis on financial strength and a sound economic background.

     In an attempt to reduce unforeseen risks in single securities, the Fund seeks to provide adequate investment diversification. To that end, the Fund will not concentrate its investments in any particular industry or group of industries, but will diversify investments among different industries as well as among individual companies. The amount invested in any particular industry will vary from time to time in accordance with the judgment of Dodge & Cox.

     Although there is no restriction on the number of changes in security holdings, purchases are made with a view to long-term holding and not for short-term trading purposes. During rapidly changing economic and political conditions, there may necessarily be more portfolio changes than in a more stable period.

     It is the general practice of the Fund to invest in securities with ready markets, mainly issues listed on national securities exchanges.

     The Fund has no present intention of making investments in securities which are restricted as to resale under Federal securities laws. The Fund does not write put and call options and has no present intention of writing such options.

TYPES OF PORTFOLIO SECURITIES
-----------------------------

     In seeking to meet its investment objectives, the Fund will invest in securities or instruments whose investment characteristics are consistent with the Fund's investment program. The following further describes the principal types of portfolio securities and investment management practices of the Fund.

COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

CONVERTIBLE SECURITIES AND WARRANTS. The Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stock dividend rates but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years).

FOREIGN SECURITIES. The Fund may invest in U.S. dollar denominated securities of foreign issuers traded in the U.S. (such as ADRs).

U.S. GOVERNMENT OBLIGATIONS. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

FIXED INCOME SECURITIES. The Fund may invest in investment grade debt securities rated in the top four categories by either Moody's Investors Service ("Moody's") (Aaa, Aa, A, Baa) or Standard & Poor's Ratings Group ("S&P") (AAA, AA, A, BBB). Securities that are downgraded below Baa or BBB after purchase may be held by the Fund, if Dodge & Cox believes it advantageous to do so. Unrated bonds may be purchased if such securities are, in the opinion of Dodge & Cox, of equivalent quality to bonds rated at least A by Moody's and S&P.

CASH POSITION. The Fund will hold a certain portion of its assets in U.S. dollar denominated money market securities, including repurchase agreements, commercial paper, and bank obligations in the two highest rating categories maturing in one year or less. For temporary, defensive purposes, the Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

     Bank Obligations.  Certificates of deposit, bankers' acceptances, and other
     -----------------
short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

     Short-Term Corporate Debt Securities.  Outstanding nonconvertible corporate
     -------------------------------------
debt securities (such as bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

     Commercial Paper.  Short-term promissory notes issued by corporations
     -----------------
primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

     Repurchase Agreements.  The Fund may enter into a repurchase agreement
     ----------------------
through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on Dodge & Cox's approved list and have a credit rating with respect to its short-term debt of at least A1 by S&P, P1 by Moody's, or the equivalent rating by Dodge & Cox. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are issued by the U.S. government, its agencies and instrumentalities, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period which the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

BORROWING MONEY. The Fund can borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Such borrowing may be collateralized with Fund assets, subject to restrictions.

RISK FACTORS
------------

GENERAL

     Because of its investment policy, the Fund may not be suitable or appropriate for all investors. The Fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. The Fund will normally have substantially all of its assets in equity securities (e.g., common stocks). This portion of the Fund's assets will be subject to all of the risks of investing in the stock market. There is risk in all investment. The value of the portfolio securities of the Fund will fluctuate based upon market conditions.

Although the Fund seeks to reduce risk by investing in a diversified portfolio, diversification does not eliminate all risk. There can be no assurance that the Fund will achieve its investment objectives.

DEBT OBLIGATIONS

     Although substantially all of the Fund's assets are invested in common stocks, the Fund may invest in debt securities which hold the prospect of contributing to the achievement of the Fund's objectives. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. As discussed below, the Fund's investment program permits it to hold investment grade securities that have been downgraded. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default--that is, the nonpayment of interest and principal by the issuer--than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, these efforts will not eliminate all risk.

     After purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, Dodge & Cox will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus.

SPECIAL RISKS OF HIGH YIELD INVESTING

     As described above, under limited circumstances the Fund may hold low quality bonds commonly referred to as "junk bonds". Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Fund holds such bonds, achievement of its investment objective will be more dependent on Dodge & Cox's credit analysis than would be the case if the Fund was investing in higher quality bonds. High yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because the advent of such events could lessen the ability of highly leverage issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of the Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

FOREIGN SECURITIES

     While the Fund emphasizes investments in companies domiciled in the United States, it may invest in U.S. dollar-denominated securities of foreign issuers.

RISK FACTORS OF FOREIGN INVESTING

     There are special risks in foreign investing. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe, and the Middle East. The Fund has no present intention of investing in developing or emerging countries.

     POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respect as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. In addition, significant external political risks currently affect some foreign countries.

     Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

     CURRENCY FLUCTUATIONS. Although the Fund will invest in U.S. dollar-denominated foreign securities, the underlying securities will be denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets. Such changes will also affect the Fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of securities denominated in that currency would be expected to decline.

     INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may limit at times and preclude investment in certain of such countries and may increase the cost and expenses of the Fund. Investments by foreign investors are subject to a variety of restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Fund invests. In addition, the repatriation of both investment income and capital from some foreign countries is restricted and controlled under certain regulations, including in some cases the need to obtain certain government consents.

     MARKET CHARACTERISTICS. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund.

     INFORMATION AND SUPERVISION. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. It also may be more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

     TAXES. The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

     OTHER. With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

INVESTMENT RESTRICTIONS
-----------------------

     These restrictions, as well as the Fund's investment objectives, cannot be changed without the approval of a holder of a majority of the Fund's outstanding shares. The Investment Company Act defines a majority as the lesser of either
(1) 67% or more of the voting shares present at a meeting if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund. The Fund may not:

 1. Invest more than 5% of the value of its total assets in the securities of any one issuer except the United States government, nor acquire more than 10% of the voting securities of any one issuer.

 2.  Invest in any company for the purpose of exercising control or management.

 3.  Issue senior securities.

 4. Borrow money except as a temporary measure for extraordinary or emergency purposes and not for the purchase of investment securities and then only from banks. The amount borrowed shall not exceed 10% of the Fund's total assets at cost or 5% of the value of total assets, whichever is less, provided that such borrowings shall have an asset coverage of 300%.

 5.  Underwrite securities of other issuers.

 6. Purchase or sell commodities, commodity contracts or real estate (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein).

 7. Make loans to other persons except this shall not exclude the purchase of publicly issued debt securities of a type purchased by institutional investors.

 8.  Purchase securities on margin or sell short.

 9. Concentrate investments of more than 25% of the value of its total assets in any one industry.

10. Purchase any security if as a result the Fund would then have more than 15% of its total assets invested in securities which are illiquid, including securities restricted as to disposition under Federal securities laws.

11. Purchase warrants if as a result the Fund would then have more than 5% of its net assets invested in warrants (valued at the lower of cost or market), or more than 2% of its net assets invested in warrants which are not listed on the New York or American Stock Exchanges.

12. Purchase interests in oil, gas and mineral leases or other mineral exploration or development programs, although the Fund may invest in stocks of companies which invest in or sponsor such programs.

13. Purchase securities of another investment company ("acquired company") except in connection with a merger, consolidation, acquisition or reorganization and except as otherwise permitted by Section 12(d) of the Investment Company Act, if after such purchase more than 5% of the value of the Fund's total assets would be invested in securities issued by the acquired company, or the Fund would own more than 3% of the total outstanding voting stock of the acquired company, or more than 10% of the value of the Fund's total assets would be invested in securities of investment companies.

14. Purchase securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or Dodge & Cox, owns more than 1/2 of 1% of the outstanding securities of such issuer, or if such officers or directors in the aggregate own more than 5% of the outstanding securities of such issuer.

     Whenever any investment policy or investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other instrument, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or instrument. Industries are determined by reference to the classifications of industries set forth in the Fund's semi-annual and annual reports.

PURCHASE, REDEMPTION, AND PRICING OF SHARES
-------------------------------------------

     The procedures for purchasing and redeeming shares of the Fund are described in the Fund's Prospectus, which is incorporated herein by reference.

     NET ASSET VALUE PER SHARE. The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share or share price. The Fund determines its net asset value per share by subtracting the Fund's total liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the Fund may be suspended at times when (a) the NYSE is closed, other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

     In determining total net asset value of the Fund, stocks are valued at market, using as a price the last sale of the day at the close of the New York Stock Exchange or, if no sale, then a representative price within the limits of the bid and ask prices for the day. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities are priced at fair value based on dealer-supplied valuations and a pricing service. Securities for which market quotations are not readily available and all other assets are valued at fair value as determined in good faith by or at the direction of the Board of Directors.

PERFORMANCE INFORMATION
-----------------------

     The Fund may include figures indicating its total return or yield in advertisements or reports to shareholders or prospective investors. Quotations of the Fund's average annual total rate of return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over periods of one, five and ten years, will reflect the deduction of a proportional share of Fund expenses (on an annual basis), will assume that all dividends and capital gains distributions are reinvested when paid, and will be calculated pursuant to the following formula:

                              P (1 + T)/n/ = ERV

where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years,
        ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

     The average annual total return of the Fund for the one, five and ten-year periods ended December 31, 1996 was 22.26%, 17.59% and 15.41%, respectively. Total return indicates the positive or negative rate of return that an investor would have earned from reinvested dividends and distributions and changes in net asset value per share during the period.

     Quotations of yield, as defined by the Securities and Exchange Commission, will be based on net investment income per share earned during a given thirty-day period and will be computed by dividing this net investment income by the net asset value per share on the last day of the period and annualizing the results according to the following formula:

                           YIELD = 2[(a-b + 1)/6/ -1]
                                      ---
                                       cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements or waivers),
          c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends, and
          d  =  the maximum offering price per share on the last day of the period.

     The Fund's current yield for the thirty days ended December 31, 1996 was 1.77%. Yield does not directly reflect changes in net asset value per share which occurred during the period.

     Performance information for the Fund may be compared, in reports and promotional literature to: (i) the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, or various other unmanaged indices and (ii) the performance of other mutual funds. Unmanaged indices may assume the reinvestment of income distributions, but generally do not reflect deductions for administrative and management costs and expenses. From time to time, the Fund and Dodge & Cox may also refer to the following information:

     1. Portfolio information, including median market capitalization, price to earnings ratio, price to book value, average bond quality, average bond maturity, and effective bond duration.

     2. The asset allocation and sector weightings of the Fund's portfolio and the Fund's top ten holdings.

     3. A description of the Dodge & Cox investment management philosophy and approach.

     Performance information for the Fund reflects only the performance of hypothetical investments in the Fund during the particular time periods on which the calculations are based. Such information should not be considered as representative of the performance of the Fund in the future because, unlike some bank deposits or other investments which pay a fixed yield for a stated period of time for a fixed principal amount, the performance of the Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in the Fund's expenses and in the asset size of the Fund. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Further information about the performance of the Fund is contained in the Fund's Annual Report which may be obtained without charge from the Fund.

OFFICERS AND DIRECTORS
----------------------
                                                                                  Aggregate         Total 1996
                                                                                     1996          Compensation
                             Position(s)         Principal Occupation            Compensation      From Fund and
Name and Address    Age       with Fund          During Past 5 Years               from Fund       Fund Complex **
----------------    ---      -----------         ---------------------------       ---------       ---------------
John A. Gunn*       53      President and    President of Dodge & Cox;             $  0              $   0
                              Director       Vice-President and
                                             Director, Dodge & Cox
                                             Income Fund

Harry R. Hagey*     55     Vice President    Chairman and Chief                       0                  0
                            and Director     Executive Officer of Dodge
                                             & Cox; Chairman and
                                             Trustee, Dodge & Cox
                                             Balanced Fund; Vice
                                             President, Dodge & Cox
                                             Income Fund

W. Timothy Ryan*    59       Secretary-      Senior Vice-President and                0                  0
                              Treasurer      Secretary-Treasurer of
                            and Director     Dodge & Cox;
                                             Secretary-Treasurer and
                                             Director, Dodge & Cox
                                             Income Fund; Secretary,
                                             Dodge & Cox Balanced Fund


Katherine Herrick   43        Assistant      Vice-President of Dodge &                0                  0
     Drake*                  Secretary-      Cox
                            Treasurer and
                              Director

                                                                                  Aggregate         Total 1996
                                                                                     1996          Compensation
                             Position(s)         Principal Occupation            Compensation      From Fund and
Name and Address    Age       with Fund          During Past 5 Years               from Fund       Fund Complex **
----------------    ---      -----------         ---------------------------       ---------       ---------------
A. Horton Shapiro   57     Vice President        Senior Vice-President of        $    0              $    0
                                                 Dodge & Cox; Vice-Chairman
                                                 and Trustee, Dodge & Cox
                                                 Balanced Fund; President
                                                 and Director, Dodge & Cox
                                                 Income Fund

Thomas M. Mistele   43       Assistant           General Counsel of Dodge &           0                   0
                             Secretary-          Cox; Assistant
                             Treasurer           Secretary-Treasurer, Dodge
                                                 & Cox Balanced Fund;
                                                 Assistant
                                                 Secretary-Treasurer, Dodge
                                                 & Cox Income Fund;
                                                 formerly Senior Vice
                                                 President of Templeton
                                                 Global Investors, Inc. and
                                                 Secretary of the Templeton
                                                 Mutual Funds

Max Gutierrez, Jr.  66        Director           Partner in Brobeck,                1,500               4,500
One Market Plaza                                 Phleger & Harrison,
San Francisco,                                   Attorneys; Director, Dodge
  California                                     & Cox Income Fund;
                                                 Trustee, Dodge & Cox
                                                 Balanced Fund

Frank H. Roberts    77        Director           Retired Partner in                 3,000               9,000
114 Sansome Street                               Pillsbury, Madison &
San Francisco,                                   Sutro, Attorneys;
  California                                     Director, Dodge & Cox
                                                 Income Fund; Trustee,
                                                 Dodge & Cox Balanced Fund

John B. Taylor      50        Director           Professor of Economics and         2,500               7,500
Department of                                    Director of the Center for
Economics                                        Economic Policy Research,
Stanford University                              Stanford University;
Stanford,                                        Director, Dodge & Cox
  California                                     Income Fund; Trustee,
                                                 Dodge & Cox Balanced Fund

Will C. Wood        57        Director           Principal, Kentwood                3,000               9,000
1550 El Camino Real                              Associates, Financial
Menlo Park,                                      Advisers; prior to 1994,
  California                                     Managing Director, IDI
                                                 Associates, Financial
                                                 Advisers; Director, Dodge
                                                 & Cox Income Fund;
                                                 Trustee, Dodge & Cox
                                                 Balanced Fund



-----------------------
     * Each has been an employee of Dodge & Cox, 35th Floor, One Sansome Street, San Francisco, California for over ten years in an executive position and is an "interested person" of the Fund as defined in the Investment Company Act. As of March 31, 1997, each has a beneficial interest in 124,281 shares of the Fund (0.40% of total outstanding shares) owned by Dodge & Cox Pension Trust and 194,777 shares of the Fund (0.62% of total outstanding shares) owned by Dodge & Cox Profit Sharing Trust.

     ** Total 1996 Compensation From Fund and Fund Complex consists of compensation and fees paid to directors and trustees by all of the Dodge & Cox Funds: Dodge & Cox Balanced Fund, Dodge & Cox Stock Fund and Dodge & Cox Income Fund.

     Directors and officers of the Fund affiliated with Dodge & Cox hold a controlling interest in Dodge & Cox. Those directors who are not affiliated with Dodge & Cox receive from the Fund an annual fee of $1,000 and an attendance fee of $500 for each Board or Committee meeting attended. The Fund does not pay any other remuneration to its officers or directors, and has no bonus, profit-sharing, pension or retirement plan. On March 31, 1997, the officers and directors of the Fund and members of their families and relatives owned less than 1.0% of the outstanding shares of the Fund.

     On March 31, 1997, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, California 94104 owned of record 6,198,003 shares (or 19.79% of the outstanding shares of the Fund). The Fund knows of no other person who owns beneficially or of record more than 5% of the outstanding shares of the Fund.

INVESTMENT MANAGER
------------------

     Since January 22, 1965, Dodge & Cox, One Sansome Street, San Francisco, California 94104, a California corporation, has been employed by the Fund as manager and investment adviser, subject to the direction of the Board of Directors. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. The Fund's investments are managed by Dodge & Cox's Investment Policy Committee, and no one person is primarily responsible for making investment recommendations to the Committee. The research work of the firm is organized for comprehensive and continuous appraisal of the economy and of various industries and companies. Supplemental research facilities are used to obtain additional coverage of business and financial developments affecting comparative security values.

     Dodge & Cox is not engaged in the brokerage business nor in the business of dealing in or selling securities. Its activities are devoted to investment research and the supervision of investment accounts for individuals, trustees, corporations, pension and profit-sharing funds, and charitable institutions. In addition, Dodge & Cox has managed Dodge & Cox Balanced Fund since 1931 and Dodge & Cox Income Fund since 1989. The investment advisory contract between the Fund and Dodge & Cox was approved by a majority of the shares of the Fund and provides for a management fee which is accrued daily and payable monthly to Dodge & Cox at the annual rate of 0.50% of average daily net assets. However, the contract provides that Dodge & Cox shall waive its fee for any calendar year to the extent that such fee plus all other expenses of the Fund exceeds 0.75% of the average daily net asset value of the Fund. (Brokerage commissions and taxes on the Fund's portfolio transactions are excluded as "expenses" for purposes of limiting Dodge & Cox's fee.) Under the contract provisions, no waiver of management fee was necessary in 1996, 1995 or 1994, and Dodge & Cox was paid a fee of $8,541,819 for the year 1996, $4,332,269 for the year 1995 and $2,482,295 for the year 1994. The contract may be terminated at any time without penalty upon 60 days written notice by action of the directors, shareholders or by Dodge & Cox. The contract will terminate automatically should there be an assignment thereof. In addition to Dodge & Cox's fee, the Fund pays other direct expenses including transfer agent, custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and Director fees and expenses. In 1996, the ratio of total operating expenses to average net assets of the Fund was 0.59%. Dodge & Cox furnishes personnel and other facilities necessary for the operation of the Fund for which it receives no additional compensation. Dodge & Cox supervises the operations of the Fund and directs the investment and reinvestment of its assets and furnishes all executive personnel and office space required.

PORTFOLIO TRANSACTIONS
----------------------

     The Investment Management Agreement provides that Dodge & Cox is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Fund's portfolio transactions and, when applicable, the negotiation of commissions. All decisions and placements are made in accordance with the following principles:

1. Purchase and sale orders will usually be placed with brokers who are selected by Dodge & Cox as able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by Dodge & Cox in determining the overall reasonableness of brokerage commissions.

2. In selecting brokers for portfolio transactions, Dodge & Cox takes into account its past experience as to brokers qualified to achieve best execution, including brokers who specialize in any foreign securities held by the Fund.

3. Dodge & Cox is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in
    Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), for the Fund and/or other accounts, if any, for which Dodge & Cox exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable. Such allocation may cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Dodge & Cox determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or with Dodge & Cox's overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, Dodge & Cox is not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting brokerage or research services. In demonstrating that such determinations were made in good faith, Dodge & Cox will be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that commissions were paid only for products or services which provide lawful and appropriate assistance to Dodge & Cox in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range will be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there will also be taken into account the Fund's policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies which are provided for Dodge & Cox are useful to Dodge & Cox in performing its advisory services under its Investment Management Agreement with the Fund. Research services provided by brokers to Dodge & Cox are considered to be in addition to, and not in lieu of, services required to be performed by Dodge & Cox under its Investment Management Agreement. Research furnished by brokers through whom the Fund effects securities transactions may be used by Dodge & Cox for any of its accounts, and not all such research may be used by Dodge & Cox for the Fund.

4. Purchases and sales of portfolio securities within the United States other than on a securities exchange will be executed with primary market makers acting as principal except where, in the judgment of Dodge & Cox, better prices and execution may be obtained on a commission basis or from other sources.

     Insofar as known to management, no Director or officer of the Fund, nor Dodge & Cox or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of the Fund. There is no fixed method used in determining which broker-dealers receive which order or how many orders.

     Periodically Dodge & Cox reviews the current commission rates and discusses the execution capabilities and the services provided by the various broker-dealers Dodge & Cox is utilizing in the execution of orders. Research services furnished by the brokers through whom Dodge & Cox effects security transactions for the Fund may be used in servicing some or all of Dodge & Cox's accounts, however, all such services may not be used by Dodge & Cox in connection with the Fund. Aggregate brokerage commissions paid by the Fund during the last three years were as follows: $1,109,157 in 1996, $790,822 in 1995, and $235,897 in
1994. Securities transactions totaling $228,312,979 in 1996 were allocation to brokers based on arrangements to provide research services to

Dodge & Cox; $180,628 in brokerage commissions was paid on such transactions. Except as indicated above, Dodge & Cox does not intend to place portfolio transactions with any particular broker-dealers.

     Investment decisions for the Fund are made independently from those of Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and other accounts managed by Dodge & Cox. It may frequently develop that the same investment decision is made for more than one account. Simultaneous transactions may often occur when the same security is suitable for the investment objective of more than one account. When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the transactions are averaged as to price and allocated as to amount in accordance with a formula equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or availability of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

ADDITIONAL TAX CONSIDERATIONS
-----------------------------

     You need to be aware of the possible tax consequences when:

     . You sell Fund shares, including an exchange from one Dodge & Cox Fund to another.

     .  The Fund makes a distribution to your account.

     TAXES ON FUND REDEMPTIONS. When you sell shares in the Fund, you may realize a gain or loss. An exchange from one Fund to another is a sale for tax purposes.

     In January, you will be sent Form 1099-B, indicating the amount of sales made in the Fund during the prior year. This information will also be reported to the IRS. For certain accounts opened after September 30, 1987, the Fund will provide you with the average cost of the shares sold during the year, based on the "average cost" method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification".

     To help you maintain accurate records, the Fund sends a confirmation immediately following each transaction (except for systematic purchases) and quarterly and year-end statements detailing all transactions in your account during the year.

     TAXES ON FUND DISTRIBUTIONS. The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until shareholders withdraw money from them.

     In January, you will be sent Form 1099-DIV indicating the tax status of any distributions paid to you during the prior year. This information will also be reported to the IRS. All distributions made by the Fund are taxable to you for the year in which they were paid.

     Short-term capital gain distributions are taxable as ordinary income and long-term capital gain distributions are taxable at the applicable long-term capital gain rate. If you realize a capital loss on the sale or exchange of Fund shares held six months or less, your short-term capital loss is reclassified to long-term to the extent of any long-term capital gain distribution received with respect to such Fund shares.

     TAX EFFECT OF BUYING SHARES BEFORE A CAPITAL GAIN OR INCOME DISTRIBUTION. If you buy shares shortly before or on the "record date" for a Fund distribution--the date that establishes you as the person to receive the upcoming distribution --you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may wish to find out the Fund's record date before investing. Of course, the Fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are eventually distributed, they are taxable.

     The discussion above and in the Fund's Prospectus regarding the Federal income tax consequences of investing in the Fund have been prepared by Dodge & Cox and do not purport to be complete descriptions of all tax implications of an investment in the Fund. You are advised to consult with your own tax adviser concerning the application of Federal, state and local taxes to an investment in the Fund. The Fund's legal counsel has expressed no opinion in respect thereof.

INDEPENDENT ACCOUNTANTS
-----------------------

     Price Waterhouse LLP, 555 California Street, San Francisco, California 94104, are independent accountants to the Fund, subject to annual appointment by the Board of Directors. Price Waterhouse conducts an annual audit of the accounts and records of the Fund, reports on the Fund's annual financial statements and performs tax and accounting advisory services.

FINANCIAL STATEMENTS
--------------------

     Please refer to the Fund's Financial Statements consisting of the financial statements of the Fund and the notes thereto, and the report of independent accountants contained in the Fund's 1996 Annual Report to Shareholders. The Financial Statements and the report of independent accountants (but no other material from that Annual Report) are incorporated herein by reference. Additional copies of the Annual Report may be obtained from the Fund at no charge by writing or telephoning the Fund.